Exhibit 99.1

News Release

STREAMLINE HEALTH SOLUTIONS, INC. REPORTS $6.7 MILLION REVENUE;

 $0.6 MILLION ADJUSTED EBITDA IN Q3 2013

Company Continues Transition to Recurring Revenue Business Model

Atlanta, Georgia — December 12, 2013 — Streamline Health Solutions, Inc. (NASDAQ: STRM), a leading provider of knowledge management solutions for healthcare providers, today announced financial results for the third quarter of fiscal year 2013, which ended October 31, 2013.

Revenues for the three-month period ended October 31, 2013 were $6.7 million, as compared to $6.5 million in the third quarter of fiscal 2012. Recurring revenue as a percentage of total revenue improved sequentially in the quarter to 83% from 65%. New contract bookings increased sequentially to $6.5 million dollars in the quarter, from $5.3 million last quarter.

Adjusted EBITDA for the third quarter was $0.6 million, as compared to $1.6 million in the third quarter of fiscal 2012.  The Company incurred additional expense in the quarter primarily in three areas: increased headcount in sales, transition costs and additional headcount in implementation services, and expenses associated with Sarbanes-Oxley compliance. Cash on the balance sheet was $4.3 million, net of the $3.0 million outlay to license the previously announced Clinical Analytics platform from Montefiore Medical Center.  Post-quarter end, the Company successfully completed a follow-on stock offering on November 27, 2013, selling 3.45 million shares of common stock at $6.50 per share.  Net proceeds to the Company totaled $20,750,000.

“Our Company continues to emphasize to our clients and prospects the benefits of SaaS contracts.  During the quarter our sales organization was successful in shifting a large license transaction in its quarterly forecast to a SaaS-model sales opportunity, which is expected to close by the end of our fiscal year,” said Robert E. Watson, President and Chief Executive Officer of Streamline Health.

“In addition, during the quarter, we exclusively licensed clinical analytics and population management capabilities from Montefiore Medical Center that will enable us to deliver clinical knowledge and predictive analytics to care providers prior to the act of providing care, which we believe will lead to better quality outcomes, lowered re-admission rates and improvement in their overall clinical and operational efficiency,”

Highlights for the quarter included:

•                       Revenue for the third quarter 2013 was $6.7 million;

•                       Software as a Service (SaaS) revenues for third quarter 2013 were $1.9 million;

•                       Maintenance and support revenues for the third quarter 2013 were $3.5 million;

•                       New sales bookings for the quarter were $6.5 million; and

•                       Backlog at the end of the quarter was $55.0 million.

Operating expenses for the three-month period ending October 31, 2013 were $7.9 million, compared to $6.8 million in the comparable prior year period, representing an increase of $1.1 million, or 15%, over the prior year comparable period due to investment in additional sales personnel, some duplicative headcount in operations as the Company transitioned its operations function from Cincinnati to Atlanta, and incremental Sarbanes-Oxley compliance costs.

Conference Call Information

The Company will conduct a conference call and webcast to review the results on Thursday, December 12, 2013 at 5:00 p.m. EST. Interested parties can access the call by dialing 888-523-1225 and then entering the passcode 1173639. A live webcast will also be available by clicking this link: http://bit.ly/1avUgzZ

A replay of the conference call will be available from Thursday, December 12, 2013 at 8:00 p.m. EST to Tuesday, December 17, 2013 at 8:00 PM EST by dialing 888-203-1112 and entering passcode 1173639.

* Non-GAAP Financial Measures

Streamline Health reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). Streamline Health’s management also evaluates and makes operating decisions using various other measures. One such measure is adjusted EBITDA, which is a non-GAAP financial measure. Streamline Health’s management believes that these measures provide useful supplemental information regarding the performance of Streamline Health’s business operations.

Streamline Health defines “non-GAAP adjusted net earnings (loss)” as GAAP net earnings (loss) plus losses on conversion of convertible notes, transaction-related expenses, and non-recurring operational costs.

Streamline Health defines “adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, and professional and advisory fees, and internal direct costs incurred to complete transactions.

About Streamline Health
Streamline Health Solutions, Inc. (NASDAQ: STRM) is a leading provider of SaaS-based healthcare information technology (HCIT) solutions for healthcare providers. The Company’s comprehensive suite of solutions includes: enterprise content management (ECM), business analytics, integrated workflow systems, clinical documentation improvement (CDI), and computer assisted coding (CAC). This unique combination of solutions is designed to help healthcare organizations manage the financial and operational challenges they face in the ever-changing world of healthcare today and in the future. For more information, please visit our website at www.streamlinehealth.net.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995

Statements made by Streamline Health Solutions, Inc. that are not historical facts are forward-looking statements that are subject to risks and uncertainties and are no guarantee of future performance. The forward looking statements contained herein are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from those reflected in the forward-looking statements, included herein. These risks and uncertainties include, but are not limited to, the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto, the potential cancellation of existing contracts or clients not completing projects included in the backlog, the impact of competitive solutions and pricing, solution demand and market acceptance, new solution development, key strategic alliances with vendors that resell the Company’s solutions, the ability of the Company to control costs, availability of solutions from third party vendors, the healthcare regulatory environment, potential changes in legislation, regulation and government funding affecting the healthcare industry, healthcare information systems budgets, availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems, fluctuations in operating results, effects of critical accounting policies and judgments, changes in accounting policies or procedures as may be required by the Financial Accountings Standards Board or other similar entities, changes in economic, business and market conditions impacting the healthcare industry generally and the markets in which the Company operates and nationally, and the Company’s ability to maintain compliance with the terms of its credit facilities, and other risks detailed from time to time in the Streamline Health Solutions, Inc. filings with the U. S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Company Contact: Ashley Moore Director, Marketing (404)-446-2057 ashley.moore@streamlinehealth.net	Investor Contact: Randy Salisbury Investor Relations (404)-229-4242 randy.salisbury@streamlinehealth.net

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended		Nine Months Ended
	October 31,		October 31,
	2013	2012	2013	2012
Revenues:
Systems sales	$347,532	$290,294	$2,905,846	$719,495
Professional services	966,962	1,089,814	2,925,553	3,153,672
Maintenance and support	3,523,551	3,148,442	10,524,595	7,797,263
Software as a service	1,893,489	2,005,813	5,622,237	5,358,120
Total revenues	6,731,534	6,534,363	21,978,231	17,028,550

Operating expenses:
Cost of systems sales	611,887	717,901	1,911,609	1,936,761
Cost of services, maintenance and support	2,002,446	1,773,747	6,023,717	4,260,696
Cost of software as a service	520,062	550,875	1,613,217	1,849,962
Selling, general and administrative	3,373,230	2,926,830	10,362,246	6,800,794
Research and development	1,370,178	866,659	3,627,336	1,833,865
Total operating expenses	7,877,803	6,836,012	23,538,125	16,682,078
Operating income (loss)	(1,146,269)	(301,649)	(1,559,894)	346,472
Other income (expense):
Interest expense	(580,390)	(895,142)	(1,734,763)	(1,494,161)
Miscellaneous income (expenses)	(4,510,439)	43,549	(6,316,867)	55,805
Loss before income taxes	(6,237,098)	(1,153,242)	(9,611,524)	(1,091,884)
Income tax benefit (expense)	4,680	3,552,879	(158,944)	3,519,879
Net earnings (loss)	$(6,232,418)	$2,399,637	$(9,770,468)	$2,427,995
Less: deemed dividends on Series A Preferred Shares	(374,162)	(139,133)	(731,309)	(139,133)
Net earnings (loss) attributable to common shareholders	$(6,606,580)	2,260,504	$(10,501,777)	2,288,862
Basic net earnings (loss) per common share	$(0.50)	$0.18	$(0.82)	$0.20
Number of shares used in basic per common share computation	13,257,943	12,393,352	12,884,711	11,346,428
Diluted net earnings (loss) per common share	$(0.50)	$0.15	$(0.82)	$0.18
Number of shares used in diluted per common share computation	13,257,943	15,365,238	12,884,711	12,417,256

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

Assets

	October 31, 2013	January 31, 2013

Current assets:
Cash and cash equivalents	$4,263,991	$7,500,256
Accounts receivable, net of allowance for doubtful accounts of $109,000 and $134,000, respectively	6,885,405	8,685,017
Contract receivables	1,387,147	1,481,819
Prepaid hardware and third party software for future delivery	25,463	22,777
Prepaid client maintenance contracts	1,230,073	1,080,330
Other prepaid assets	963,771	997,024
Other current assets	76,544	110,555
Total current assets	14,832,394	19,877,778

Non-current assets:
Property and equipment:
Computer equipment	3,496,270	3,420,452
Computer software	2,205,941	2,196,236
Office furniture, fixtures and equipment	886,664	843,274
Leasehold improvements	697,570	697,570
	7,286,445	7,157,532
Accumulated depreciation and amortization	(6,446,291)	(5,958,727)
Property and equipment, net	840,154	1,198,805

Contract receivables, less current portion	87,105	126,626
Capitalized software development costs, net of accumulated amortization of $19,551,000 and $17,465,000, respectively	11,777,539	12,816,486
Intangible assets, net	12,044,903	8,188,131
Deferred financing costs, net	243,622	541,740
Goodwill	12,344,199	12,133,304
Other	543,087	383,708
Total non-current assets	37,880,609	35,388,800
	$52,713,003	$55,266,578

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

Liabilities and Stockholders’ Equity

	October 31, 2013	January 31, 2013

Current liabilities:
Accounts payable	$1,601,279	$1,495,913
Accrued compensation	1,301,613	2,088,850
Accrued other expenses	1,838,952	1,325,039
Deferred revenues	7,126,543	9,810,442
Contingent consideration for earn-out, current	4,560,000	1,319,559
Current portion of long-term debt	12,750,000	1,250,000
Current portion of deferred tax liability	—	35,619
Total current liabilities	29,178,387	17,325,422

Non-current liabilities:
Term loans, less current portion	—	12,437,501
Contingent consideration for earn-out, non-current	900,000	—
Contingent consideration	2,225,000	—
Warrants liability	6,393,435	3,649,349
Lease incentive liability, less current portion	81,228	99,579
Deferred income tax liability, less current portion	792,506	529,709
Total non-current liabilities	10,392,169	16,716,138
Total liabilities	39,570,556	34,041,560

Series A 0% Convertible Redeemable Preferred stock	8,497,025	7,765,716

Stockholders’ equity:
Common stock, $.01 par value per share, 25,000,000 shares authorized, 13,922,834 and 12,643,620 shares issued and outstanding, respectively	139,228	126,436
Convertible redeemable preferred stock, $.01 par value per share, 1,000,000 shares authorized, no shares issued	—	—
Additional paid in capital	50,122,185	49,178,389
Accumulated deficit	(45,615,991)	(35,845,523)
Total stockholders’ equity	4,645,422	13,459,302
	$52,713,003	$55,266,578

STREAMLINE HEALTH SOLUTIONS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended
	October 31,
	2013	2012
Operating activities:
Net (loss) earnings	$(9,770,468)	$2,427,995
Adjustments to reconcile net (loss) earnings to net cash (used in) provided by operating activities:
Depreciation and Amortization	3,820,098	2,847,665
Valuation adjustment for warrants liability	2,082,789	—
Deferred tax expense (benefit)	150,634	(3,564,612)
Amortization of debt discount	—	111,584
Valuation adjustment for contingent earn-out	4,140,441	86,839
Share-based compensation expense	1,203,919	645,407
Net loss from conversion of convertible note	—	56,682
Changes in assets and liabilities, net of assets acquired:
Accounts and contract receivables	2,385,390	(1,351,935)
Other assets	(627,883)	(482,785)
Accounts payable	87,014	(137,107)
Accrued expenses	(150,206)	947,630
Deferred revenues	(2,683,899)	881,677
Net cash provided by operating activities	637,829	2,469,040

Investing activities:
Purchases of property and equipment	(106,392)	(546,061)
Capitalization of software development costs	(1,047,938)	(1,571,420)
Payment for acquisition	(2,875,548)	(12,161,634)
Net cash used in investing activities	(4,029,878)	(14,279,115)

Financing activities:
Net change in borrowings	—	9,880,000
Principal repayments on term loans	(937,501)	—
Payment of deferred financing costs	—	(1,246,107)
Proceeds from exercise of stock options and stock purchase plan	1,093,285	161,823
Proceeds from private placement	—	12,000,000
Payment of success fee	—	(700,000)
Net cash provided by financing activities	155,784	20,095,716
(Decrease) increase in cash and cash equivalents	(3,236,265)	8,285,641
Cash and cash equivalents at beginning of period	7,500,256	2,243,054
Cash and cash equivalents at end of period	$4,263,991	$10,528,695

STREAMLINE HEALTH SOLUTIONS, INC.

Backlog

(Unaudited)

Table A

	October 31, 2013	January 31, 2013	October 31, 2012
Streamline Health Software Licenses	$2,529,000	$3,416,000	$3,650,000
Hardware and Third Party Software	20,000	100,000	84,000
Professional Services	7,141,000	4,527,000	4,348,000
Software as a Service	17,087,000	20,439,000	19,117,000
Maintenance and Support	28,234,000	22,504,000	21,535,000
Total	$55,011,000	$50,986,000	$48,734,000

STREAMLINE HEALTH SOLUTIONS, INC.

New Bookings

(Unaudited)

Table B

	Three Months Ended
	October 31, 2013
	Value	% of Total Bookings
Streamline Health Software licenses	$0	0%
Software as a service	1,856,000	28%
Maintenance and support	4,202,000	64%
Professional services	465,000	7%
Hardware & third party software	0	0%
Total bookings	$6,523,000	100%

Reconciliation of Non-GAAP Financial Measures

(Unaudited)

Table C

This press release contains a non-GAAP financial measure under the rules of the U.S. Securities and Exchange Commission for adjusted EBITDA. This non-GAAP information supplements and is not intended to represent a measure of performance in accordance with disclosures required by generally accepted accounting principles. Non-GAAP financial measures are used internally to manage the business, such as in establishing an annual operating budget. Non-GAAP financial measures are used by Streamline Health’s management in its operating and financial decision-making because management believes these measures reflect ongoing business in a manner that allows meaningful period-to-period comparisons. Accordingly, the Company believes it is useful for investors and others to review both GAAP and non-GAAP measures in order to (a) understand and evaluate current operating performance and future prospects in the same manner as management does and (b) compare in a consistent manner the Company’s current financial results with past financial results. The primary limitations associated with the use of non-GAAP financial measures are that these measures may not be directly comparable to the amounts reported by other companies and they do not include all items of income and expense that affect operations. The Company’s management compensates for these limitations by considering the company’s financial results and outlook as determined in accordance with GAAP and by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached to this press release. Streamline Health defines “adjusted EBITDA” as net earnings (loss) plus interest expense, tax expense, depreciation and amortization expense of tangible and intangible assets, stock-based compensation expense, significant non-recurring operating expenses, and transactional related expenses including: gains and losses on debt and equity conversions, associate severances and related restructuring expenses, associate inducements, professional and advisory fees, and internal direct costs incurred to complete transactions.

Reconciliation of net earnings (loss) to non-GAAP adjusted EBITDA (in thousands)

Adjusted EBITDA Reconciliation

	Three Months Ended,		Nine Months Ended,
	October 31, 2013	October 31, 2012	October 31, 2013	October 31, 2012
Net earnings (loss)	$(6,232)	2,400	(9,770)	2,428
Interest expense	580	895	1,735	1,494
Income tax expense (benefit)	(5)	(3,553)	159	(3,520)
Depreciation	152	184	490	548
Amortization of capitalized software development costs	691	708	2,087	1,930
Amortization of intangible assets	314	229	943	254
Amortization of other costs	23	—	50	—
EBITDA	(4,477)	863	(4,306)	3,134
Share-based compensation expense	378	245	1,204	645
Transaction related professional fees, advisory fees and other internal direct costs	138	494	363	1,043
Associate severances and other costs relating to transactions or corporate restructuring	—	—	383	—
Other non-recurring operating expenses	4,514	—	6,276	—
Adjusted EBITDA	$553	1,602	3,920	4,822